                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5522

                         RIVERSOURCE SECTOR SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 6/30

Date of reporting period: 6/30

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DIVIDEND OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2007
(Prospectus also enclosed)


RIVERSOURCE DIVIDEND OPPORTUNITY
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A HIGH LEVEL OF CURRENT
INCOME. SECONDARY OBJECTIVE IS
GROWTH OF INCOME AND CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     18

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     42

Board Members and Officers..........     44

Approval of Investment Management
   Services Agreement...............     48

Proxy Voting........................     50

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JUNE 30, 2007

FUND OBJECTIVE

RiverSource Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary objective is growth of income and capital.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Financials                                                                       21.2%
Energy                                                                           13.5%
Telecommunication Services                                                       12.8%
Consumer Staples                                                                 11.2%
Materials                                                                         9.8%
Utilities                                                                         8.7%
Other(1)                                                                         22.8%

(1)Includes Health Care 7.2%, Industrials 6.1%, Consumer Discretionary 4.2%, Information Technology 0.8% and Cash & Cash Equivalents(2) 4.5%.

(2)Of the 4.5%, 2.8% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN HOLDINGS

Percentage of portfolio assets

AT&T                                  4.7  %
Citigroup                             3.4 %
Chevron                               3.3  %
Bank of America                       3.0  %
Loews-Carolina Group                  2.7  %
BP ADR                                2.7  %
Pfizer                                2.7  %
Altria Group                          2.1  %
Verizon Communications                2.0  %
Reynolds American                     2.0  %

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JUNE 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
  X                         LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Warren Spitz                        23
Steve Schroll                       26
Laton Spahr, CFA                     9
Paul Stocking                       20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INUTX          08/01/88
Class B                     IUTBX          03/20/95
Class C                     ACUIX          06/26/00
Class I                     RSOIX          03/04/04
Class R4(1)                    --          03/20/95
Class W                        --          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.025 billion
Number of holdings                              120

--------------------------------------------------------------------------------

 4 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2007

                                  (BAR CHART)

RiverSource Dividend Opportunity Fund Class A
  (excluding sales charge)                             +26.66

Russell 1000(R) Value Index (unmanaged)                +21.87

Lipper Equity Income Funds Index                       +21.40

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                    NET EXPENSES
Class A                                           1.15%                       1.15%
Class B                                           1.91%                       1.91%
Class C                                           1.91%                       1.91%
Class I                                           0.76%                       0.76%
Class R4(a)                                       1.05%                       1.04%(b)
Class W(c)                                        1.19%                       1.19%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.08%), will not exceed 0.96% for Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JUNE 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 8/1/88)          +26.66%   +18.08%   +11.21%    +7.98%     +10.43%
 Class B (inception 3/20/95)         +25.76%   +17.19%   +10.40%    +7.16%      +9.37%
 Class C (inception 6/26/00)         +25.74%   +17.17%   +10.39%      N/A       +3.47%
 Class I (inception 3/4/04)          +27.07%   +18.51%      N/A       N/A      +15.92%
 Class R4* (inception 3/20/95)       +26.75%   +18.23%   +11.43%    +8.14%     +10.36%
 Class W (inception 12/1/06)            N/A       N/A       N/A       N/A      +12.15%**

WITH SALES CHARGE
 Class A (inception 8/1/88)          +19.37%   +15.77%    +9.90%    +7.34%     +10.08%
 Class B (inception 3/20/95)         +20.76%   +16.22%   +10.13%    +7.16%      +9.37%
 Class C (inception 6/26/00)         +24.74%   +17.17%   +10.39%      N/A       +3.47%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Dividend Opportunity Fund's results and positioning for the 12 months ended June 30, 2007.

Q: How did RiverSource Dividend Opportunity Fund perform for the fiscal year?

A: RiverSource Dividend Opportunity Fund's Class A shares gained 26.66%
   (excluding sales charge) for the 12 months ended June 30, 2007. The Fund outperformed the 21.87% advance of the Russell 1000(R) Value Index (Russell Index) as well as the 21.40% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group, for the same period.

Q: What factors most significantly affected performance?

A: The Fund's dividend yield remained high relative to its peer group, as represented by the Lipper Index. We continued to see growing interest in dividend-paying stocks as a result of the favorable tax treatment to qualified dividend income from equity securities. More investors consider both the dividend factor and the higher after-tax yields on these equities as criteria in choosing stock funds.

   The Fund's significant exposure to the strongly performing utilities sector contributed positively to its annual performance. Within utilities, positions in AT&T and Embarq particularly helped. Having only a modest allocation to financials, the worst performing sector in the Russell Index during the period, also benefited the Fund's 12-month performance. Industry allocation within the financials sector -- specifically, an emphasis on insurance companies and minimal exposure to banks -- further boosted results. Among the best individual performers within financials was check printing giant Deluxe, as it is neither a credit nor interest rate sensitive company.

   Both a sizable allocation to and strong stock selection within the consumer staples sector further benefited the Fund's return. Within consumer staples, an emphasis on tobacco companies, such as Loews-Carolina Group, was most effective. The Fund's significant exposure to the materials sector contributed to its outperformance as well. Metals producer Southern Copper and heavy building supplies company Hanson were standout individual names within the materials sector.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Detracting from performance relative to the Russell Index was having only a modest exposure to the oil, gas and consumable fuels industry, which outpaced the Russell Index during the period. Within oil, gas and consumable fuels, a modest position in the strongly performing Exxon Mobil and a sizable allocation to the disappointing BP, also hurt the Fund's results.

   THE FUND'S SIGNIFICANT EXPOSURE TO THE STRONGLY PERFORMING UTILITIES SECTOR CONTRIBUTED POSITIVELY TO ITS ANNUAL PERFORMANCE.


Q: What changes did you make to the Fund's portfolio?

A: We further reduced the Fund's already moderate position in the financials sector. We also reduced the Fund's allocation to the energy sector, taking some profits. We added to the Fund's consumer staples and health care holdings. Other than these, we made no meaningful changes to the Fund's portfolio during the period.

   Indeed, we maintained a low turnover throughout the annual period. The Fund had a 12-month portfolio turnover rate of just 17%.

   WE BELIEVE THOSE SELECT COMPANIES WITH THE ABILITY AND WILLINGNESS TO INCREASE THEIR DIVIDEND PAYOUT RATIO AS THEIR EARNINGS GROW WILL BE PARTICULARLY ATTRACTIVE INVESTMENTS GOING FORWARD.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: We take larger positions in sectors, industries or individual stocks when we believe we have identified factors that have the potential to move the share values higher. We intend to focus on larger-cap stocks and to continue to add stocks offering greater dividend yield.

   Generally, we are comfortable with the Fund's current positioning and believe we have a balanced outlook for the near term. The prospects for stronger economic growth both in the U.S. and abroad, and the positive implications for corporate profit growth, have, in our view, offset any ongoing concerns about accelerating inflation or higher long-term interest rates. During the remainder of 2007, however, slowing productivity growth, higher unit labor costs, and higher interest rates may prove challenging for corporate managements to keep profit growth from slowing. Thus, we intend to continue monitoring economic

--------------------------------------------------------------------------------

 8 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders.

   We remain particularly optimistic about dividend-paying stocks. We believe those select companies with the ability and willingness to increase their dividend payout ratio as their earnings grow will be particularly attractive investments going forward. In addition, stock dividends have historically outpaced the inflation rate. Given the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

   We intend to continue managing the Fund through a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Dividend Opportunity Fund Class A shares (from 7/1/97 to 6/30/07) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at June 30, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE DIVIDEND OPPORTUNITY FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,937    $15,516    $16,032    $20,299       $61,490
        Average annual total return        +19.37%    +15.77%     +9.90%     +7.34%       +10.08%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $12,187    $15,581    $18,678    $25,630       $98,880
        Average annual total return        +21.87%    +15.93%    +13.31%     +9.87%       +12.88%
LIPPER EQUITY INCOME FUNDS INDEX(2)
        Cumulative value of $10,000       $12,140    $14,695    $17,156    $20,999       $70,035
        Average annual total return        +21.40%    +13.69%    +11.40%     +7.70%       +10.84%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVIDEND OPPORTUNITY FUND LINE GRAPH)

                                                RIVERSOURCE DIVIDEND
                                              OPPORTUNITY FUND CLASS A
                                               (INCLUDES SALES CHARGE)    RUSSELL 1000 VALUE INDEX(1)     LIPPER EQUITY INCOME
                                                      ($20,299)                    ($25,630)            FUNDS INDEX(2) ($20,999)
                                              ------------------------    ---------------------------   ------------------------
'97                                                    9,425                         10,000                       10,000
'98                                                   12,109                         12,884                       12,125
'99                                                   14,544                         14,993                       13,483
'00                                                   14,788                         13,656                       12,597
'01                                                   15,696                         15,068                       13,567
'02                                                   11,932                         13,719                       12,239
'03                                                   11,646                         13,579                       12,009
'04                                                   12,330                         16,448                       14,290
'05                                                   14,524                         18,761                       15,732
'06                                                   16,026                         21,031                       17,297
'07                                                   20,299                         25,630                       20,999

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Aug. 1, 1988. Russell 1000 Value Index and Lipper peer group data is from Aug. 1, 1988.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             JAN. 1, 2007    JUNE 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,092.50         $6.00           1.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.20         $5.79           1.15%
 Class B
   Actual(b)                    $1,000         $1,089.00         $9.95           1.91%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.41         $9.60           1.91%
 Class C
   Actual(b)                    $1,000         $1,088.30         $9.89           1.90%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.46         $9.55           1.90%
 Class I
   Actual(b)                    $1,000         $1,094.40         $3.97            .76%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.14         $3.83            .76%
 Class R4*
   Actual(b)                    $1,000         $1,092.80         $5.48           1.05%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.70         $5.29           1.05%
 Class W
   Actual(b)                    $1,000         $1,093.10         $6.26           1.20%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.95         $6.04           1.20%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2007: +9.25% for Class A, +8.90% for Class B, +8.83% for Class C, +9.44% for Class I, +9.28% for Class R4 and +9.31% for Class W.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

JUNE 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.8%)
Honeywell Intl                                      283,829             $15,973,896
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Cooper Tire & Rubber                                258,616               7,142,974
-----------------------------------------------------------------------------------

AUTOMOBILES (0.6%)
Ford Motor                                          835,011               7,865,803
General Motors                                      104,456               3,948,437
                                                                    ---------------
Total                                                                    11,814,240
-----------------------------------------------------------------------------------

BEVERAGES (1.9%)
Coca-Cola                                           401,935              21,025,220
Diageo ADR                                          221,379(c)           18,443,084
                                                                    ---------------
Total                                                                    39,468,304
-----------------------------------------------------------------------------------

CHEMICALS (4.7%)
Air Products & Chemicals                            116,951               9,399,352
Ashland                                             123,318               7,886,186
Dow Chemical                                        495,638              21,917,112
Eastman Chemical                                    169,139              10,880,712
EI du Pont de Nemours & Co                          818,341              41,604,457
Olin                                                176,967               3,716,307
                                                                    ---------------
Total                                                                    95,404,126
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (7.9%)
Comerica                                             80,876               4,809,696
HSBC Holdings                                       667,645(c)           12,267,390
KeyCorp                                             135,249               4,643,098
Lloyds TSB Group                                    739,903(c)            8,261,046
Natl Australia Bank                                 744,408(c)           25,888,106
PNC Financial Services Group                         67,679               4,844,463
Regions Financial                                   539,029              17,841,860
Royal Bank of Scotland Group                        877,470(c)           11,153,764
US Bancorp                                        1,073,997              35,388,202
Wachovia                                            489,848              25,104,710
Wells Fargo & Co                                    277,513               9,760,132
                                                                    ---------------
Total                                                                   159,962,467
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (2.6%)
Deluxe                                              349,404             $14,189,296
Pitney Bowes                                        343,459              16,080,750
RR Donnelley & Sons                                 384,713              16,738,863
Waste Management                                    153,932               6,011,045
                                                                    ---------------
Total                                                                    53,019,954
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
Hanson                                              610,708(c)           13,220,195
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Packaging Corp of America                           579,713              14,672,536
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Genuine Parts                                       163,778               8,123,389
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.1%)
Bank of America                                   1,281,527              62,653,855
Citigroup                                         1,367,694              70,149,025
JPMorgan Chase & Co                                 633,753              30,705,333
                                                                    ---------------
Total                                                                   163,508,213
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (12.7%)
AT&T                                              2,333,571              96,843,196
BT Group                                          3,888,895(c)           25,965,898
Citizens Communications                           1,136,230              17,350,232
Deutsche Telekom ADR                                600,032(c)           11,046,589
Embarq                                              454,108              28,776,824
Telefonos de Mexico ADR Series L                    451,827(c)           17,119,725
Telstra                                           2,618,860(c)           10,191,041
Verizon Communications                            1,019,376              41,967,710
Windstream                                          512,699               7,567,437
                                                                    ---------------
Total                                                                   256,828,652
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (3.1%)
American Electric Power                             212,633              $9,576,990
Duke Energy                                         703,131              12,867,297
FPL Group                                           267,821              15,196,163
Pinnacle West Capital                               192,035               7,652,595
Progress Energy                                     171,218               7,805,829
Southern                                            205,259               7,038,331
UIL Holdings                                        102,195               3,382,655
                                                                    ---------------
Total                                                                    63,519,860
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Hubbell Cl B                                        241,751              13,107,739
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.0%)
GlobalSantaFe                                       375,888              27,157,907
Halliburton                                         393,857              13,588,067
Schlumberger                                        236,418              20,081,345
                                                                    ---------------
Total                                                                    60,827,319
-----------------------------------------------------------------------------------

FOOD PRODUCTS (2.6%)
B&G Foods Cl A                                      404,681               5,341,789
ConAgra Foods                                       420,166              11,285,659
Kraft Foods Cl A                                    444,978              15,685,475
Reddy Ice Holdings                                  507,198              14,465,287
Sara Lee                                            378,418               6,584,473
                                                                    ---------------
Total                                                                    53,362,683
-----------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
Nicor                                               378,515              16,245,864
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Health Management Associates Cl A                   556,950               6,326,952
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
Newell Rubbermaid                                   228,958               6,738,234
Tupperware Brands                                   651,904              18,735,721
                                                                    ---------------
Total                                                                    25,473,955
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Dynegy Cl A                                         213,319(b)            2,013,731
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.4%)
General Electric                                    562,407              21,528,940
Tomkins                                           1,380,836(c)            7,209,430
                                                                    ---------------
Total                                                                    28,738,370
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INSURANCE (2.6%)
Lincoln Natl                                        104,792              $7,434,992
Montpelier Re Holdings                              544,418(c)           10,093,510
Unitrin                                              84,875               4,174,153
XL Capital Cl A                                     360,279(c)           30,367,917
                                                                    ---------------
Total                                                                    52,070,572
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
Harsco                                              216,418              11,253,736
-----------------------------------------------------------------------------------

MARINE (0.2%)
Aries Maritime Transport                            419,838(c)            4,085,024
-----------------------------------------------------------------------------------

MEDIA (1.7%)
Idearc                                              116,526               4,116,864
Natl CineMedia                                      287,891(b)            8,063,827
Regal Entertainment Group Cl A                    1,038,015(e)           22,763,668
                                                                    ---------------
Total                                                                    34,944,359
-----------------------------------------------------------------------------------

METALS & MINING (2.6%)
Compass Minerals Intl                               487,203              16,886,456
Rio Tinto ADR                                        71,354(c)           21,842,886
Southern Copper                                     137,187(e)           12,931,247
                                                                    ---------------
Total                                                                    51,660,589
-----------------------------------------------------------------------------------

MULTI-UTILITIES (4.9%)
Ameren                                               94,681               4,640,316
CH Energy Group                                      77,886               3,502,533
Consolidated Edison                                 259,743              11,719,604
Dominion Resources                                  109,674               9,465,963
DTE Energy                                          179,111               8,636,732
Energy East                                         333,343               8,696,919
KeySpan                                             274,359              11,517,591
Natl Grid                                         1,401,177(c)           20,765,139
NiSource                                            282,915               5,859,170
NSTAR                                               122,862               3,986,872
Public Service Enterprise Group                     110,077               9,662,559
                                                                    ---------------
Total                                                                    98,453,398
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.8%)
Arlington Tankers                                   125,453(c)            3,597,992
BP ADR                                              770,204(c)           55,562,517
Chevron                                             810,579              68,283,175
Enbridge                                            702,026(c)           23,714,438
Enbridge Energy Management LLC                            1(b)                   56

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Eni                                                 494,505(c)          $18,003,173
Kinder Morgan Management LLC                              1(b)                   45
Royal Dutch Shell ADR                               328,352(c)           26,662,182
Ship Finance Intl                                   174,687(c)            5,184,710
Spectra Energy                                      351,564               9,126,601
TransCanada                                         252,941(c,e)          8,703,700
                                                                    ---------------
Total                                                                   218,838,589
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.5%)
Intl Paper                                          161,727               6,315,439
MeadWestvaco                                        395,875              13,982,306
Stora Enso Series R                                 493,154(c)            9,330,734
                                                                    ---------------
Total                                                                    29,628,479
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.7%)
Biovail                                             439,910(c)           11,182,512
Bristol-Myers Squibb                                774,876              24,455,087
Merck & Co                                          759,935              37,844,763
Pfizer                                            2,155,175              55,107,824
Wyeth                                               123,888               7,103,738
                                                                    ---------------
Total                                                                   135,693,924
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
KKR Financial Holdings LLC                          266,081               6,628,078
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Intel                                               233,954               5,558,747
Microchip Technology                                294,296              10,900,724
                                                                    ---------------
Total                                                                    16,459,471
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Capitol Federal Financial                           129,515               4,781,694
Fannie Mae                                           81,380               5,316,555
                                                                    ---------------
Total                                                                    10,098,249
-----------------------------------------------------------------------------------

TOBACCO (6.9%)
Altria Group                                        615,928              43,201,190
Loews-Carolina Group                                719,243(g)           55,575,907
Reynolds American                                   638,660(e)           41,640,632
                                                                    ---------------
Total                                                                   140,417,729
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Vodafone Group ADR                                  259,635(c)           $8,731,525
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,523,973,175)                                               $1,927,719,141
-----------------------------------------------------------------------------------

BONDS (2.0%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

BROKERAGE
Goldman Sachs Group
 8.50% Cv
  09-20-07                          8.50%       $38,084,600(d,h,j)        $40,014,728
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $38,084,600)                                                   $40,014,728
-------------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (0.7%)
ISSUER                                            SHARES                   VALUE(A)
Schering-Plough 6.00% Cv                            101,500              $6,996,091
XL Capital
 7.00% Cv                                           255,800(c)            7,515,404
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $11,549,472)                                                     $14,511,495
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.6%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 93,847,786(i)          $93,847,786
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $93,847,786)                                                     $93,847,786
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,667,455,033)(k)                                            $2,076,093,150
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 21.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $40,014,728 or 2.0% of net assets.

(e) At June 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.9% of net assets. See Note 5 to the financial statements. 1.7% of net assets is the Fund's cash equivalent position.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                  ACQUISITION
SECURITY                                             DATES               COST
---------------------------------------------------------------------------------
Goldman Sachs Group*
 8.50% Cv 2007                                     03-13-07           $38,084,600

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i)  Affiliated Money Market Fund -- See Note 6 to the financial statements

(j) This privately issued security is an aggregate mandatory exchangeable note whose investment results are designed to correspond generally to the performance of a specified basket of common stocks. Upon maturity, the security will be exchanged for either cash or at the option of the issuer, the issuer may deliver shares of the referenced securities.

(k) At June 30, 2007, the cost of securities for federal income tax purposes was $1,669,386,824 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $419,172,660
Unrealized depreciation                                            (12,466,334)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $406,706,326
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,573,607,247)       $1,982,245,364
   Affiliated money market fund (identified cost
      $93,847,786) (Note 6)                                         93,847,786
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,667,455,033)                                               2,076,093,150
Foreign currency holdings (identified cost $564,010) (Note
   1)                                                                  569,674
Capital shares receivable                                            1,730,570
Dividends and accrued interest receivable                            6,006,134
------------------------------------------------------------------------------
Total assets                                                     2,084,399,528
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                      233,231
Capital shares payable                                                 378,141
Payable upon return of securities loaned (Note 5)                   58,123,000
Accrued investment management services fee                              32,086
Accrued distribution fee                                               261,536
Accrued transfer agency fee                                              4,737
Accrued administrative services fee                                      2,980
Accrued plan administration services fee                                   190
Other accrued expenses                                                 157,775
------------------------------------------------------------------------------
Total liabilities                                                   59,193,676
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,025,205,852
==============================================================================

--------------------------------------------------------------------------------

 18 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

JUNE 30, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    2,099,776
Additional paid-in capital                                       2,008,986,559
Undistributed net investment income                                  5,463,699
Accumulated net realized gain (loss) (Note 8)                     (400,005,794)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      408,661,612
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,025,205,852
==============================================================================

Net assets applicable to outstanding
   shares:                                 Class A                           $1,452,870,794
                                           Class B                           $  303,235,001
                                           Class C                           $   25,821,807
                                           Class I                           $  241,944,888
                                           Class R4                          $    1,327,869
                                           Class W                           $        5,493
Net asset value per share of outstanding
   capital stock:                          Class A shares     150,496,501    $         9.65
                                           Class B shares      31,632,609    $         9.59
                                           Class C shares       2,697,582    $         9.57
                                           Class I shares      25,013,097    $         9.67
                                           Class R4 shares        137,249    $         9.67
                                           Class W shares             568    $         9.67
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                  $   56,633,930
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  19

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 63,712,481
Interest                                                           3,133,093
Income distributions from affiliated money market fund (Note
   6)                                                              3,264,520
Fee income from securities lending (Note 5)                          499,456
   Less foreign taxes withheld                                    (1,035,247)
----------------------------------------------------------------------------
Total income                                                      69,574,303
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                10,678,661
Distribution fee
   Class A                                                         2,921,042
   Class B                                                         2,684,130
   Class C                                                           189,487
   Class W                                                                 8
Transfer agency fee
   Class A                                                         1,712,378
   Class B                                                           429,259
   Class C                                                            29,030
   Class R4                                                              985
   Class W                                                                 6
Service fee -- Class R4                                                  469
Administrative services fees and expenses                            884,333
Plan administration services fee -- Class R4                           1,762
Compensation of board members                                         28,095
Custodian fees                                                       156,100
Printing and postage                                                 193,800
Registration fees                                                    133,894
Professional fees                                                     47,991
Other                                                                 76,315
----------------------------------------------------------------------------
Total expenses                                                    20,167,745
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                            (82)
----------------------------------------------------------------------------
                                                                  20,167,663
   Earnings and bank fee credits on cash balances (Note 2)           (95,764)
----------------------------------------------------------------------------
Total net expenses                                                20,071,899
----------------------------------------------------------------------------
Investment income (loss) -- net                                   49,502,404
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 20 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED JUNE 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 58,284,891
   Foreign currency transactions                                     (24,277)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           58,260,614
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    264,722,828
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            322,983,442
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $372,485,846
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   49,502,404    $   37,161,466
Net realized gain (loss) on investments                    58,260,614        37,199,919
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      264,722,828        42,750,892
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             372,485,846       117,112,277
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (33,311,055)      (25,664,158)
      Class B                                              (5,449,259)       (5,894,645)
      Class C                                                (414,008)         (300,631)
      Class I                                              (5,522,045)         (347,116)
      Class R4                                                (35,161)          (20,123)
      Class W                                                    (107)              N/A
---------------------------------------------------------------------------------------
Total distributions                                       (44,731,635)      (32,226,673)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                481,210,177       223,660,070
   Class B shares                                          68,992,607        54,784,453
   Class C shares                                          10,520,148         4,806,750
   Class I shares                                         168,025,146        46,646,173
   Class R4 shares                                            444,187           722,917
   Class W shares                                               5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          31,486,764        24,114,906
   Class B shares                                           5,250,958         5,676,962
   Class C shares                                             382,217           281,790
   Class I shares                                           5,521,621           346,740
   Class R4 shares                                             35,161            20,123
Payments for redemptions
   Class A shares                                        (204,331,194)     (212,171,562)
   Class B shares (Note 2)                                (99,829,524)     (103,760,195)
   Class C shares (Note 2)                                 (3,444,796)       (3,351,026)
   Class I shares                                          (9,363,966)       (1,127,493)
   Class R4 shares                                           (294,026)          (42,858)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           454,610,480        40,607,750
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   782,364,691       125,493,354
Net assets at beginning of year                         1,242,841,161     1,117,347,807
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,025,205,852    $1,242,841,161
=======================================================================================
Undistributed net investment income                    $    5,463,699    $    6,331,372
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At June 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At June 30, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At June 30, 2007, investments in securities included issues that are illiquid which, as of June 30, 2007, the Fund limited to 10% of net assets, at market value, at the time of purchase. Effective July 12, 2007, no more than 15% of the Fund's net assets will be held in securities and other instruments that are illiquid. The aggregate value of such securities at June 30, 2007 was $40,014,728 representing 1.98% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

 24 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT 25 component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2007, foreign currency holdings were entirely comprised of European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $5,638,442 and accumulated net realized loss has been decreased by $5,801,026 resulting in a net reclassification adjustment to decrease paid-in capital by $162,584.

--------------------------------------------------------------------------------

 26 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JUNE 30,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $33,311,055    $25,664,158
      Long-term capital gain..................             --             --
CLASS B
Distributions paid from:
      Ordinary income.........................      5,449,259      5,894,645
      Long-term capital gain..................             --             --
CLASS C
Distributions paid from:
      Ordinary income.........................        414,008        300,631
      Long-term capital gain..................             --             --
CLASS I
Distributions paid from:
      Ordinary income.........................      5,522,045        347,116
      Long-term capital gain..................             --             --
CLASS R4*
Distributions paid from:
      Ordinary income.........................         35,161         20,123
      Long-term capital gain..................             --             --
CLASS W**
Distributions paid from:
      Ordinary income.........................            107            N/A
      Long-term capital gain..................             --            N/A

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to June 30, 2007.

At June 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  5,319,824
Accumulated long-term gain (loss).........................    $398,074,003
Unrealized appreciation (depreciation)....................    $401,964,739

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  27

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,238,194 for the year ended June 30, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $21,140 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense,

--------------------------------------------------------------------------------

 28 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  29

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $2,535,444 for Class A, $114,969 for Class B and $2,735 for Class C for the year ended June 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended June 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 0.94% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $82. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses will not exceed 0.96% for Class R4 of the Fund's average daily net assets, until June 30, 2008, unless sooner terminated at the discretion of the Board.

During the year ended June 30, 2007, the Fund's custodian and transfer agency fees were reduced by $95,764 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------

 30 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $697,793,388 and $271,632,665, respectively, for the year ended June 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                         YEAR ENDED JUNE 30, 2007
                                     ISSUED FOR
                                     REINVESTED                           NET
                         SOLD       DISTRIBUTIONS    REDEEMED     INCREASE/(DECREASE)
-------------------------------------------------------------------------------------
Class A                54,219,265      3,497,308    (23,007,012)      34,709,561
Class B                 7,770,738        589,257    (12,013,076)      (3,653,081)
Class C                 1,171,837         42,724       (391,943)         822,618
Class I                19,633,199        608,792     (1,075,764)      19,166,227
Class R4*                  51,172          3,908        (33,039)          22,041
Class W**                     568             --             --              568
-------------------------------------------------------------------------------------

                                         YEAR ENDED JUNE 30, 2006
                                     ISSUED FOR
                                     REINVESTED                           NET
                         SOLD       DISTRIBUTIONS    REDEEMED     INCREASE/(DECREASE)
-------------------------------------------------------------------------------------
Class A                29,791,750      3,174,457    (27,849,641)       5,116,566
Class B                 7,352,255        753,221    (13,807,225)      (5,701,749)
Class C                   643,243         37,379       (443,840)         236,782
Class I                 5,942,846         45,233       (142,722)       5,845,357
Class R4*                  95,145          2,631         (5,653)          92,123
-------------------------------------------------------------------------------------

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to June 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT 31 incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At June 30, 2007, securities valued at $56,633,930 were on loan to brokers. For collateral, the Fund received $58,123,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $499,456 for the year ended June 30, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended June 30, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $398,074,003 at June 30, 2007, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 32 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007.
The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT 33 to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 34 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $7.83          $7.30          $6.39          $6.23          $6.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26            .25            .22            .21            .18
Net gains (losses) (both realized and
 unrealized)                               1.81            .50            .91            .15           (.36)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.07            .75           1.13            .36           (.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.25)          (.22)          (.22)          (.20)          (.18)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.65          $7.83          $7.30          $6.39          $6.23
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,453           $907           $808           $700           $795
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.15%          1.16%          1.12%          1.02%          1.15%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.15%          3.27%          3.20%          3.30%          3.02%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%            19%            24%           118%           134%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          26.66%         10.34%         17.79%          5.87%         (2.40%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  35

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.78          $7.25          $6.35          $6.19          $6.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19            .19            .17            .16            .14
Net gains (losses) (both realized and
 unrealized)                               1.80            .50            .89            .15           (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.99            .69           1.06            .31           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.16)          (.16)          (.15)          (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.59          $7.78          $7.25          $6.35          $6.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $303           $275           $297           $301           $347
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.91%          1.93%          1.88%          1.79%          1.92%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.38%          2.50%          2.41%          2.53%          2.25%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%            19%            24%           118%           134%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          25.76%          9.55%         16.84%          5.08%         (3.04%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.77          $7.25          $6.35          $6.19          $6.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19            .18            .17            .16            .14
Net gains (losses) (both realized and
 unrealized)                               1.79            .50            .89            .15           (.35)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.98            .68           1.06            .31           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.16)          (.16)          (.15)          (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.57          $7.77          $7.25          $6.35          $6.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $26            $15            $12            $10            $10
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.91%          1.92%          1.89%          1.79%          1.93%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.40%          2.50%          2.43%          2.54%          2.23%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%            19%            24%           118%           134%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          25.74%          9.47%         16.86%          5.11%         (3.03%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  37

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $7.85          $7.32          $6.41          $6.64
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .30            .27            .25            .13
Net gains (losses) (both realized and
 unrealized)                               1.80            .51            .91           (.24)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.10            .78           1.16           (.11)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.28)          (.25)          (.25)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.67          $7.85          $7.32          $6.41
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $242            $46            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .76%           .78%           .70%           .60%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.58%          3.52%          3.61%          3.81%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%            19%            24%           118%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          27.07%         10.78%         18.24%         (1.84%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.85          $7.32          $6.41          $6.23          $6.59
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .27            .26            .23            .22            .19
Net gains (losses) (both realized and
 unrealized)                               1.81            .50            .91            .17           (.36)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.08            .76           1.14            .39           (.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.26)          (.23)          (.23)          (.21)          (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.67          $7.85          $7.32          $6.41          $6.23
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1            $--            $--             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.02%(d)        .99%           .94%           .84%           .98%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.29%          3.37%          3.37%          3.32%          3.13%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%            19%            24%           118%           134%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          26.75%         10.56%         17.93%          6.35%         (2.23%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.03% for the year ended June 30, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  39

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,           2007(B)
Net asset value, beginning of period      $8.80
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .25
Net gains (losses) (both realized and
 unrealized)                                .81
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.67
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.19%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.97%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          17%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          12.15%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to June 30, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Dividend Opportunity Fund (a series of RiverSource Sector Series, Inc.) as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2007, and the financial highlights for each of the years or periods in the five-year period ended June 30, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Dividend Opportunity Fund as of June 30, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 21, 2007

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  41

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Dividend Opportunity Fund
Fiscal year ended June 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                     PER SHARE
Sept. 27, 2006..............................................        $0.06037
Dec. 20, 2006...............................................         0.06191
March 26, 2007..............................................         0.06205
June 25, 2007...............................................         0.06187
Total distributions.........................................        $0.24620

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.04379
Dec. 20, 2006...............................................         0.04679
March 26, 2007..............................................         0.04410
June 25, 2007...............................................         0.04390
Total distributions.........................................        $0.17858

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.04541
Dec. 20, 2006...............................................         0.04754
March 26, 2007..............................................         0.04593
June 25, 2007...............................................         0.04543
Total distributions.........................................        $0.18431

--------------------------------------------------------------------------------

 42 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................         0.06863
Dec. 20, 2006...............................................         0.06965
March 26, 2007..............................................         0.07110
June 25, 2007...............................................         0.07077
Total distributions.........................................        $0.28015

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.06406
Dec. 20, 2006...............................................         0.06525
March 26, 2007..............................................         0.06418
June 25, 2007...............................................         0.06382
Total distributions.........................................        $0.25731

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............         100.00%
      Dividends Received Deduction for corporations.........          99.84%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06796
March 26, 2007..............................................         0.06032
June 25, 2007...............................................         0.05979
Total distributions.........................................        $0.18807

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT  47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded

--------------------------------------------------------------------------------

 48 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative

--------------------------------------------------------------------------------

                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT 49 profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 50 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) DIVIDEND OPPORTUNITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                     S-6341 AC (8/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
REAL ESTATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2007
(Prospectus also enclosed)


RIVERSOURCE REAL ESTATE FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH TOTAL
RETURN FROM BOTH CURRENT INCOME
AND CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     18

Notes to Financial Statements.......     21

Report of Independent Registered
   Public Accounting Firm...........     40

Federal Income Tax Information......     42

Board Members and Officers..........     45

Approval of Investment Management
   Services Agreement...............     49

Proxy Voting........................     51

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JUNE 30, 2007

FUND OBJECTIVE

RiverSource Real Estate Fund seeks to provide shareholders with total return from both current income and capital appreciation.

SECTOR BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Apartments                                                                       20.6%
Office Property                                                                  19.5%
Regional Malls                                                                   13.9%
Hotels                                                                           11.8%
Shopping Centers                                                                  8.8%
Industrial                                                                        6.9%
Other(1)                                                                         18.5%

(1) Includes Diversified Properties 6.1%, Storage 4.6%, Other Property 3.5%, Health Care 2.3%, Homebuilders 0.7%, Manufactured Homes 0.6% and Cash & Cash Equivalents 0.7%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Simon Property Group*                 7.6%
Vornado Realty Trust*                 4.7%
Public Storage*                       4.6%
Boston Properties*                    4.2%
ProLogis*                             4.2%
Equity Residential*                   4.1%
Archstone-Smith Trust*                3.8%
Brookfield Properties*                3.5%
AvalonBay Communities*                3.5%
Host Hotels & Resorts*                3.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

* Real Estate Investment Trust

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The RiverSource Real Estate Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. Principal risks associated with the Fund include market risk and real estate industry risk. See the Fund's prospectus for information on these and other risks associated with the Fund.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JUNE 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
 x                          LARGE
 x                          MEDIUM        SIZE
 x                          SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Julene Melquist                      14

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ARLAX          03/04/04
Class B                     AESBX          03/04/04
Class C                     RRECX          03/04/04
Class I                     AESIX          03/04/04
Class R4(1)                    --          03/04/04
Class W                     RREWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                         $273.1
                                         million
Number of holdings                               57

--------------------------------------------------------------------------------

 4 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2007

                                  (BAR CHART)

RiverSource Real Estate Fund Class A (excluding
  sales charge)                                         +9.97

Dow Jones Wilshire Real Estate Securities Index
  (Float-Weighted)(unmanaged)                          +11.73

Dow Jones Wilshire Real Estate Securities Index
  (Full-Cap) (unmanaged)                               +11.73

Lipper Real Estate Funds Index                         +13.31

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL(A)
Class A                                                         1.51%
Class B                                                         2.27%
Class C                                                         2.26%
Class I                                                         1.04%
Class R4(b)                                                     1.35%
Class W(c)                                                      1.48%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.06%), will not exceed 1.49% for Class A, 2.25% for Class B, 2.25% for Class C, 1.08% for Class I, 1.31% for Class R4 and 1.53% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JUNE 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                     1 YEAR       3 YEARS      INCEPTION
 Class A (inception 3/4/04)               +9.97%      +21.44%       +19.55%
 Class B (inception 3/4/04)               +9.13%      +20.51%       +18.62%
 Class C (inception 3/4/04)               +9.18%      +20.52%       +18.63%
 Class I (inception 3/4/04)              +10.52%      +21.96%       +20.00%
 Class R4* (inception 3/4/04)            +10.17%      +21.63%       +19.75%
 Class W (inception 12/1/06)                N/A          N/A         -7.90%**

WITH SALES CHARGE
 Class A (inception 3/4/04)               +3.65%      +19.07%       +17.44%
 Class B (inception 3/4/04)               +4.13%      +19.58%       +18.00%
 Class C (inception 3/4/04)               +8.18%      +20.52%       +18.63%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

   Below, RiverSource Real Estate Fund portfolio manager Julene Melquist discusses the Fund's performance and positioning for the 12 months ended June 30, 2007.

   At June 30, 2007, approximately 35% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Real Estate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 30, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 27.

Q: How did RiverSource Real Estate Fund perform for the fiscal year?

A: RiverSource Real Estate Fund's Class A shares gained 9.97% (excluding sales charge) for the 12 months ended June 30, 2007. The Fund underperformed the 11.73% advance of its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Full-Cap) (Wilshire Index) during the same time period. The Lipper Real Estate Funds Index, representing the Fund's peer group, rose 13.31% during the same time frame.

   Effective June 30, 2007, the Fund's benchmark, the Dow Jones Wilshire Real Estate Securities Index (Full-Cap) was discontinued. The Fund's primary benchmark going forward will be the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), which reflects a "full float" of actively traded shares. Previously, the Fund's benchmark was a market cap weighted index, meaning that index composition was weighted according to the prices and number of total outstanding shares of its component stocks. The Fund's new benchmark will reflect the elimination of shares not actively traded, such as certain shares held by company insiders. The Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) returned 11.73% for the period.

   THE REAL ESTATE SECTOR PROVIDED SOLID RETURNS FOR THE ANNUAL PERIOD, AS REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS (REITS) BENEFITED FROM CONTINUED STRONG DEMAND BY INSTITUTIONAL INVESTORS.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

Q: What factors most significantly affected performance?

A: The real estate sector provided solid returns for the annual period, as real estate companies and real estate investment trusts (REITs) benefited from continued strong demand by institutional investors. However, that said, the sector was truly characterized by two distinct tales. From the start of the fiscal year through the first week in February, there were a number of high profile private equity buyouts of REITs. Most prominent was the Blackstone Group's cash acquisition of Equity Office Properties Trust, the largest office REIT and the second largest REIT overall, in a deal with an equity value of more than $23 billion. Such corporate activity drove real estate shares higher. Then, from February through June, the real estate sector declined, at first along with the late-February pullback in the broader equity market. The real estate sector then continued to struggle amid globally widespread concerns about rising interest rates. The anticipation was that the increased cost of financing would decrease revenue from the buying and renting of property. Worries about the potential ripple effect on lending overall caused by turmoil in the subprime mortgage market, a cooling of takeover and buyout speculation, and a strong rebound in the broad equity market also muted inflows into the real estate sector during these months. It is important to note that underlying real estate fundamentals remained healthy throughout the annual period, as growth of income decelerated a bit but continued to advance.

   Even with this challenging backdrop, the Fund posted sizable gains. The Fund's results relative to the Wilshire Index benefited most during the 12-month period from exposure to the health care and "other" REIT subsectors, the latter of which includes commercial real estate brokers and telecommunication towers. Each of these subsectors outperformed the Wilshire Index. On a stock-specific basis, office REIT Douglas Emmett, office REIT Trizec Properties, and health care services company Manor Care contributed positively to Fund performance. Douglas Emmett first became public during the third quarter of 2006 in the biggest initial public offering for a U.S. real estate investment trust. Douglas Emmett outperformed the Wilshire Index and boosted the Fund's return. Trizec Properties saw its share price advance strongly upon the announcement that it was being taken private by Brookfield Properties during the period. Manor Care, which owns and operates long-term care centers in the U.S., saw its shares climb after it announced that it had

--------------------------------------------------------------------------------

 8 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   retained a financial advisor to assist the company in reviewing strategic financial and related business alternatives to enhance shareholder value.

   Detracting from the Fund's performance most was stock selection in the hotels subsector. Having only a modest allocation to the shopping centers subsector, which outpaced the Wilshire Index, also hurt the Fund's return, as did poor stock selection within the subsector. From an individual stock perspective, holdings in office REIT Equity Office Properties Trust and hotel REIT Innkeepers USA Trust hurt the Fund's performance during the annual period, as we sold the Fund's positions in each stock too early. We did not anticipate that Blackstone Group and Vornado Realty Trust would get into a bidding war over Equity Office Properties Trust, and thus sold the position after Blackstone's initial offer. While the Fund took profits in Equity Office Properties Trust, the stock subsequently rallied further. Similarly, we sold the Fund's position in Innkeepers USA Trust before its shares advanced upon its late-June announcement that its shareholders had approved the company's $1.5 billion acquisition by Apollo Investment. A holding in hotel operating company Starwood Hotels & Resorts Worldwide also hurt Fund performance during the annual period, as Starwood Hotels underperformed the Wilshire Index.

   Detracting from the Fund's results relative to its Lipper peer group was the Fund's inherent emphasis on U.S. real estate companies. During the annual period, international real estate investments outperformed domestic real estate companies.

Q: What changes did you make to the Fund and how is it currently positioned?

A: We made adjustments based on relative valuation analysis and shifts in market conditions. We continued to seek to upgrade the quality of the portfolio overall, reducing positions where we felt discomfort based on stock-specific or event-specific concerns and increasing holdings with strong balance sheets.

   At the end of the period, the Fund had significant exposure to the health care, hotel and "other" subsectors. The Fund had more modest allocations to the diversified properties, industrial, regional malls, shopping centers and storage subsectors. As of June 30, the Fund was virtually equally weighted to the Wilshire Index in the office, apartment, and manufactured homes subsectors.

--------------------------------------------------------------------------------

                           RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   OUR FOCUS WILL BE ON SECURITIES OF REAL ESTATE COMPANIES WITH QUALITY ASSETS, STRONG BALANCE SHEETS, EXPERIENCED MANAGEMENT TEAMS AND A SUSTAINABLE COMPETITIVE ADVANTAGE.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: We expect some short-term hiccups in the market to temper demand among both institutional and individual investors for the real estate market. Longer term, while we may not see the number of buyouts we saw in 2006, the drop in real estate stock prices during the second half of the fiscal year means some property companies may become more attractively valued than they had been in some time. Demand may re-energize as a result of tactical mispricing of real estate assets. Several REITs increased their dividends to shareholders during the annual period and more are anticipated to do so. REITs continue to be one of the most effective ways to invest in real estate. In addition to providing opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in property. Even with all of these positive factors, we do not see any major catalyst boosting the real estate sector upward over the months ahead. We encourage investors to take the long view on returns in the upcoming months, especially following an extended rally that lasted seven consecutive years.

   We expect our emphasis over the months ahead to be on stock-specific opportunities. Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance across the U.S. to find undervalued companies with solid dividend-paying ability and attractive long-term growth potential. Our focus will be on securities of real estate companies with quality assets, strong balance sheets, experienced management teams and a sustainable competitive advantage.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Real Estate Fund Class A shares (from 3/4/04 to 6/30/07)* as compared to the performance of three widely cited performance indices, the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), the Dow Jones Wilshire Real Estate Securities Index (Full-Cap) and the Lipper Real Estate Funds Index. Effective June 30, 2007, the Dow Jones Wilshire Real Estate Securities Index (Full-Cap) was discontinued and replaced with the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), which will be used as the Fund's primary benchmark going forward. Information on both indices will be included in this transition year. In the future, however, only the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 4, 2004. Dow Jones Wilshire Real Estate Securities Indices and Lipper data is from March 1, 2004.

COMPARATIVE RESULTS

                                                                   SINCE
Results at June 30, 2007                  1 YEAR     3 YEARS    INCEPTION(4)
RIVERSOURCE REAL ESTATE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,365    $16,881      $17,059
        Average annual total return         +3.65%    +19.07%      +17.44%
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FLOAT-WEIGHTED)(1)
        Cumulative value of $10,000       $11,173    $18,288      $18,497
        Average annual total return        +11.73%    +22.29%      +20.26%
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FULL-CAP)(2)
        Cumulative value of $10,000       $11,173    $18,320      $17,974
        Average annual total return        +11.73%    +22.36%      +20.25%
LIPPER REAL ESTATE FUNDS INDEX(3)
        Cumulative value of $10,000       $11,331    $17,711      $17,705
        Average annual total return        +13.31%    +20.99%      +18.69%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE REAL ESTATE FUND LINE GRAPH)

                                    RIVERSOURCE REAL         DOW JONES WILSHIRE                              DOW JONES WILSHIRE
                                   ESTATE FUND CLASS A     REAL ESTATE SECURITIES    LIPPER REAL ESTATE    REAL ESTATE SECURITIES
                                 (INCLUDES SALES CHARGE)    INDEX (FULL-CAP) (2)      FUNDS INDEX (3)      INDEX (FLOAT-WEIGHTED)
                                        ($17,059)                ($17,974)               ($17,705)             (1) ($18,497)
                                 -----------------------   ----------------------    ------------------    ----------------------
3/1/04                                   9,425                     10,000                   10,000
6/04                                     9,525                      9,812                    9,997
6/05                                    12,508                     13,195                   13,253
6/06                                    15,512                     16,087                   15,625
6/07                                    17,059                     17,974                   17,705

(1) The Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), an unmanaged float-weighted index, measures the performance of publicly traded real estate securities, including REITS and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Dow Jones Wilshire Real Estate Securities Index (Full-Cap), an unmanaged capitalization-weighted index, measures the performance of publicly traded real estate securities, including REITs and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from March 4, 2004. Dow Jones Wilshire Real Estate Securities Indices and Lipper data is from March 1, 2004.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             JAN. 1, 2007    JUNE 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $  933.70        $ 7.14           1.48%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.55        $ 7.44           1.48%
 Class B
   Actual(b)                    $1,000         $  930.60        $10.78           2.24%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.76        $11.25           2.24%
 Class C
   Actual(b)                    $1,000         $  930.70        $10.73           2.23%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.81        $11.20           2.23%
 Class I
   Actual(b)                    $1,000         $  936.70        $ 4.93           1.02%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.85        $ 5.14           1.02%
 Class R4*
   Actual(b)                    $1,000         $  934.90        $ 6.37           1.32%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.35        $ 6.64           1.32%
 Class W
   Actual(b)                    $1,000         $  934.10        $ 7.09           1.47%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.60        $ 7.39           1.47%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2007: -6.63% for Class A, -6.94% for Class B, -6.93% for Class C, -6.33% for Class I, -6.51% for Class R4 and -6.59% for Class W.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

JUNE 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.0%)
ISSUER                                            SHARES                  VALUE(A)
CAPITAL MARKETS (1.1%)
HFF Cl A                                            189,110(b)          $2,933,096
----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Brookdale Senior Living                              40,620              1,851,053
----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.5%)
Gaylord Entertainment                                53,430(b)           2,865,985
Hilton Hotels                                       217,993              7,296,226
Starwood Hotels & Resorts Worldwide                  33,532              2,248,991
                                                                   ---------------
Total                                                                   12,411,202
----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (89.1%)
Acadia Realty Trust                                  80,640              2,092,608
Alexandria Real Estate Equities                      50,965              4,934,431
AMB Property                                         64,746              3,445,782
Archstone-Smith Trust                               174,207             10,297,376
Ashford Hospitality Trust                           160,500              1,887,480
AvalonBay Communities                                79,112              9,404,835
BioMed Realty Trust                                  80,640              2,025,677
Boardwalk Real Estate Investment Trust               61,700(c)           2,818,502
Boston Properties                                   111,440             11,381,367
Brandywine Realty Trust                              99,238              2,836,222
BRE Properties Cl A                                  61,110              3,623,212
Brookfield Properties                               387,720              9,425,474
Camden Property Trust                                70,210              4,701,964
Cedar Shopping Centers                               77,000              1,104,950
Corporate Office Properties Trust                    62,574              2,566,160
Developers Diversified Realty                       104,900              5,529,279
DiamondRock Hospitality                              94,650              1,805,922
Douglas Emmett                                      114,730              2,838,420
EastGroup Properties                                 94,460              4,139,237
Education Realty Trust                              210,450              2,952,614
Equity Inns                                          85,000              1,904,000
Equity Lifestyle Properties                          35,049              1,829,207
Equity Residential                                  241,068             10,999,933

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                  VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Essex Property Trust                                 32,628             $3,794,636
Federal Realty Investment Trust                      72,590              5,608,303
General Growth Properties                           155,412              8,229,065
Highwoods Properties                                129,280              4,848,000
Home Properties                                      64,340              3,341,176
Host Hotels & Resorts                               359,166              8,303,918
Kilroy Realty                                        43,840              3,105,626
Kimco Realty                                        141,670              5,393,377
LaSalle Hotel Properties                             95,921              4,164,890
Macerich                                             78,220              6,446,892
Maguire Properties                                   57,660              1,979,468
Medical Properties Trust                            148,460              1,964,126
Mid-America Apartment Communities                    78,680              4,129,126
Omega Healthcare Investors                           46,700                739,261
ProLogis                                            198,698             11,305,916
Public Storage                                      162,710             12,499,382
Rayonier                                             63,410              2,862,327
Regency Centers                                      60,290              4,250,445
Simon Property Group                                220,374             20,503,598
SL Green Realty                                      56,500              6,999,785
Sunstone Hotel Investors                             52,600              1,493,314
Taubman Centers                                      51,780              2,568,806
Ventas                                               45,330              1,643,213
Vornado Realty Trust                                115,590             12,696,406
                                                                   ---------------
Total                                                                  243,415,708
----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (3.6%)
CB Richard Ellis Group Cl A                          70,400(b)           2,569,600
Forest City Enterprises Cl A                         66,330              4,077,968
Jones Lang LaSalle                                   10,000              1,135,000
St. Joe                                              42,676              1,977,606
                                                                   ---------------
Total                                                                    9,760,174
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $242,785,070)                                                  $270,371,233
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

MONEY MARKET FUND (0.3%)
                                                  SHARES                  VALUE(A)
RiverSource Short-Term Cash Fund                    897,704(d)            $897,704
----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $897,704)                                                          $897,704
----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $243,682,774)(e)                                               $271,268,937
==================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 1.0% of net assets.

(d)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(e) At June 30, 2007, the cost of securities for federal income tax purposes was $241,898,501 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $31,799,910
Unrealized depreciation                                             (2,429,474)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $29,370,436
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $242,785,070)          $270,371,233
   Affiliated money market fund (identified cost $897,704)
   (Note 5)                                                          897,704
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $243,682,774)                                                 271,268,937
Foreign currency holdings (identified cost $2,705,927) (Note
   1)                                                              2,705,927
Capital shares receivable                                            156,117
Dividends and accrued interest receivable                            896,733
Receivable for investment securities sold                            924,193
----------------------------------------------------------------------------
Total assets                                                     275,951,907
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                61,808
Payable for investment securities purchased                        2,705,927
Accrued investment management services fee                             6,321
Accrued distribution fee                                              27,415
Accrued transfer agency fee                                              302
Accrued administrative services fee                                      451
Accrued plan administration services fee                                  28
Other accrued expenses                                                63,082
----------------------------------------------------------------------------
Total liabilities                                                  2,865,334
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $273,086,573
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    172,516
Additional paid-in capital                                       227,216,433
Undistributed net investment income                                  349,220
Accumulated net realized gain (loss)                              17,762,241
Unrealized appreciation (depreciation) on investments             27,586,163
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $273,086,573
============================================================================

Net assets applicable to outstanding shares:  Class A                         $146,543,348
                                              Class B                         $ 29,348,848
                                              Class C                         $  2,336,410
                                              Class I                         $ 94,663,945
                                              Class R4                        $    189,682
                                              Class W                         $      4,340
Net asset value per share of outstanding
   capital stock:                             Class A shares     9,256,921    $      15.83
                                              Class B shares     1,867,016    $      15.72
                                              Class C shares       148,656    $      15.72
                                              Class I shares     5,966,761    $      15.87
                                              Class R4 shares       12,014    $      15.79
                                              Class W shares           275    $      15.78
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                     $ 7,134,188
Interest                                                           55,541
Income distributions from affiliated money market fund (Note
   5)                                                             265,759
   Less foreign taxes withheld                                    (23,067)
-------------------------------------------------------------------------
Total income                                                    7,432,421
-------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                              2,299,121
Distribution fee
   Class A                                                        362,012
   Class B                                                        303,076
   Class C                                                         22,109
   Class W                                                              7
Transfer agency fee
   Class A                                                        304,474
   Class B                                                         68,378
   Class C                                                          4,821
   Class R4                                                           261
   Class W                                                              6
Service fee -- Class R4                                               107
Administrative services fees and expenses                         153,117
Plan administration services fee -- Class R4                          314
Compensation of board members                                       4,193
Custodian fees                                                     20,020
Printing and postage                                               51,320
Registration fees                                                  94,980
Professional fees                                                  23,127
Other                                                              20,772
-------------------------------------------------------------------------
Total expenses                                                  3,732,215
   Earnings and bank fee credits on cash balances (Note 2)         (6,487)
-------------------------------------------------------------------------
Total net expenses                                              3,725,728
-------------------------------------------------------------------------
Investment income (loss) -- net                                 3,706,693
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                              19,400,930
   Foreign currency transactions                                  (11,027)
-------------------------------------------------------------------------
Net realized gain (loss) on investments                        19,389,903
Net change in unrealized appreciation (depreciation) on
   investments                                                 (7,865,363)
-------------------------------------------------------------------------
Net gain (loss) on investments                                 11,524,540
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $15,231,233
=========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  3,706,693    $  3,725,451
Net realized gain (loss) on investments                     19,389,903      12,247,355
Net change in unrealized appreciation (depreciation) on
   investments                                              (7,865,363)     16,722,881
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               15,231,233      32,695,687
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,648,144)       (826,940)
      Class B                                                 (112,364)        (63,022)
      Class C                                                   (9,035)         (3,352)
      Class I                                               (1,269,062)       (680,105)
      Class R4                                                  (3,035)         (1,424)
      Class W                                                      (42)            N/A
   Net realized gain
      Class A                                               (7,168,364)     (5,859,124)
      Class B                                               (1,506,082)     (1,589,771)
      Class C                                                 (107,494)        (80,932)
      Class I                                               (3,430,271)     (2,938,907)
      Class R4                                                 (11,480)         (6,290)
      Class W                                                     (237)            N/A
--------------------------------------------------------------------------------------
Total distributions                                        (15,265,610)    (12,049,867)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  71,003,345      50,227,037
   Class B shares                                           11,643,215      11,735,272
   Class C shares                                            1,325,734         715,365
   Class I shares                                           42,168,432      22,711,495
   Class R4 shares                                              48,466         184,996
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            8,628,771       6,504,594
   Class B shares                                            1,576,925       1,609,279
   Class C shares                                              108,406          79,986
   Class I shares                                            4,698,204       3,617,759
   Class R4 shares                                              13,435           6,490
Payments for redemptions
   Class A shares                                          (40,780,657)    (23,054,965)
   Class B shares (Note 2)                                 (10,850,325)     (7,846,481)
   Class C shares (Note 2)                                    (679,693)       (281,518)
   Class I shares                                           (7,933,451)    (28,143,860)
   Class R4 shares                                            (118,777)         (8,458)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             80,857,030      38,056,991
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     80,822,653      58,702,811
Net assets at beginning of year                            192,263,920     133,561,109
--------------------------------------------------------------------------------------
Net assets at end of year                                 $273,086,573    $192,263,920
======================================================================================
Undistributed net investment income                       $    349,220    $    724,191
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At June 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At June 30, 2007, Ameriprise Financial owned 100% of Class W shares.

At June 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 35% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  21

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

 22 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  23

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2007, foreign currency holdings were entirely comprised of Canadian dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 24 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,039,982 and accumulated net realized gain has been increased by $1,905,220 resulting in a net reclassification adjustment to decrease paid-in capital by $865,238.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JUNE 30,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $3,970,339    $2,672,772
      Long-term capital gain....................     4,846,169     4,013,292
CLASS B
Distributions paid from:
      Ordinary income...........................       600,260       563,856
      Long-term capital gain....................     1,018,186     1,088,937
CLASS C
Distributions paid from:
      Ordinary income...........................        43,858        28,848
      Long-term capital gain....................        72,671        55,436
CLASS I
Distributions paid from:
      Ordinary income...........................     2,380,300     1,605,965
      Long-term capital gain....................     2,319,033     2,013,047
CLASS R4*
Distributions paid from:
      Ordinary income...........................         6,754         3,406
      Long-term capital gain....................         7,761         4,308
CLASS W**
Distributions paid from:
      Ordinary income...........................           119           N/A
      Long-term capital gain....................           160           N/A

    * Effective Dec. 11, 2006, Class Y was renamed Class R4.
**    For the period from Dec. 1, 2006 (inception date) to June 30, 2007.

At June 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 4,158,781
Accumulated long-term gain (loss)..........................    $13,616,176
Unrealized appreciation (depreciation).....................    $27,922,667

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  25

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 26 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

For the Fund's year ended June 30, 2007 financial statements, certain distributions from investment securities that represent returns of capital are recorded, on an estimated basis, as an adjustment to the cost basis of investments rather than as investment income. Recording these estimated adjustments to the cost basis of investments rather than as investment income differs from presentations of financial statements in previous years, and resulted, on a comparative basis, in a presentation of lower net investment income, which is offset by an equal increase in net unrealized appreciation. Reflecting these estimated adjustments also results in a presentation of a lower net investment income ratio. In addition, the presentation of the net investment income per share is lower, which is offset by an equal increase in the net gains (losses) (both realized and unrealized). There is no impact on the Fund's net assets, net asset value per share, total return or ratio of expenses to average daily net assets. These adjustments, for book purposes, were determined to be immaterial for prior years.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $155,486 for the year ended June 30, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

Other expenses in the amount of $9,169 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  27

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

--------------------------------------------------------------------------------

 28 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $787,488 for Class A, $24,759 for Class B and $1,190 for Class C for the year ended June 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

The Investment Manager and its affiliates contractually agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.49% for Class A, 2.27% for Class B, 2.27% for Class C, 1.14% for Class I, 1.31% for Class R4 and 1.52% for Class W of the Fund's average daily net assets until June 30, 2007. For the year ended June 30, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective July 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.25% for Class B, 2.25% for Class C, 1.08% for Class I, 1.31% for Class R4 and 1.53% for Class W of the Fund's average daily net assets, until June 30, 2008, unless sooner terminated at the discretion of the Board.

During the year ended June 30, 2007, the Fund's custodian and transfer agency fees were reduced by $6,487 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  29

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $169,164,333 and $96,099,041, respectively, for the year ended June 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                              YEAR ENDED JUNE 30, 2007
                                          ISSUED FOR
                                          REINVESTED                         NET
                               SOLD      DISTRIBUTIONS    REDEEMED    INCREASE/DECREASE
---------------------------------------------------------------------------------------
Class A                      4,147,287      511,609      (2,380,595)      2,278,301
Class B                        682,014       94,005        (660,721)        115,298
Class C                         77,195        6,462         (40,753)         42,904
Class I                      2,430,646      278,457        (463,573)      2,245,530
Class R4*                        2,788          798          (7,005)         (3,419)
Class W**                          275           --              --             275
---------------------------------------------------------------------------------------

                                              YEAR ENDED JUNE 30, 2006
                                          ISSUED FOR
                                          REINVESTED                         NET
                               SOLD      DISTRIBUTIONS    REDEEMED    INCREASE/DECREASE
---------------------------------------------------------------------------------------
Class A                      3,526,617      482,897      (1,621,637)      2,387,877
Class B                        832,372      120,622        (556,880)        396,114
Class C                         50,028        5,995         (19,906)         36,117
Class I                      1,580,986      267,313      (2,049,469)       (201,170)
Class R4*                       12,893          479            (608)         12,764
---------------------------------------------------------------------------------------

 * Effective Dec. 11, 2006, Class Y was renamed Class R4.
** Inception date is Dec. 1, 2006.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

--------------------------------------------------------------------------------

 30 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended June 30, 2007.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  31

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 32 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  33

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $15.30         $13.44         $10.46         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21            .30            .32            .06
Net gains (losses) (both realized and
 unrealized)                               1.37           2.76           2.94            .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.58           3.06           3.26            .11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)          (.14)          (.18)            --
Distributions from realized gains          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.05)         (1.20)          (.28)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.83         $15.30         $13.44         $10.46
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $147           $107            $62            $17
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.51%          1.53%(e)       1.49%(e)       1.49%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.41%          2.37%          3.56%          3.76%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           9.97%         24.02%         31.32%          1.06%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.55%, 1.57% and 3.86% for the periods ended June 30, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 34 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $15.20         $13.37         $10.43         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05            .18            .22            .05
Net gains (losses) (both realized and
 unrealized)                               1.39           2.75           2.93            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.44           2.93           3.15            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.04)          (.11)            --
Distributions from realized gains          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.92)         (1.10)          (.21)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.72         $15.20         $13.37         $10.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $29            $27            $18             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.27%          2.30%(e)       2.27%(e)       2.26%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .64%          1.59%          2.77%          3.12%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           9.13%         23.06%         30.31%           .77%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.32%, 2.34% and 4.63% for the periods ended June 30, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $15.20         $13.37         $10.43         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05            .18            .21            .05
Net gains (losses) (both realized and
 unrealized)                               1.40           2.75           2.93            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.45           2.93           3.14            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.04)          (.10)            --
Distributions from realized gains          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.93)         (1.10)          (.20)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.72         $15.20         $13.37         $10.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $1            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.26%          2.29%(e)       2.27%(e)       2.27%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .66%          1.61%          2.79%          3.20%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           9.18%         23.07%         30.29%           .77%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.32%, 2.33% and 4.64% for the periods ended June 30, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $15.33         $13.46         $10.46         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .32            .36            .35            .06
Net gains (losses) (both realized and
 unrealized)                               1.35           2.76           2.95            .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.67           3.12           3.30            .11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)          (.19)          (.20)            --
Distributions from realized gains          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.13)         (1.25)          (.30)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.87         $15.33         $13.46         $10.46
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $95            $57            $53            $10
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.04%          1.09%          1.10%          1.17%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.87%          2.85%          4.04%          5.50%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.52%         24.55%         31.78%          1.06%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 3.54% for the period ended June 30, 2004.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  37

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $15.26         $13.41         $10.47         $10.35
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24            .32            .38            .06
Net gains (losses) (both realized and
 unrealized)                               1.37           2.75           2.89            .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.61           3.07           3.27            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.16)          (.23)            --
Distributions from realized gains          (.86)         (1.06)          (.10)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.08)         (1.22)          (.33)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.79         $15.26         $13.41         $10.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.34%          1.35%(e)       1.34%(e)       1.13%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.58%          2.53%          3.79%          3.62%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            47%            63%            49%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.17%         24.22%         31.48%          1.16%(h)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.36%, 1.39% and 3.50% for the periods ended June 30, 2006, 2005 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JUNE 30,           2007(B)
Net asset value, beginning of period     $18.17
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24
Net gains (losses) (both realized and
 unrealized)                              (1.62)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          (1.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)
Distributions from realized gains          (.86)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $15.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.48%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.19%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          (7.90%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to June 30, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Real Estate Fund (a series of RiverSource Sector Series, Inc.) as of June 30, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2007, and the financial highlights for each of the years or periods in the three-year period ended June 30, 2007 and for the period from March 4, 2004 (when shares became publicly available) to June 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 40 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Real Estate Fund as of June 30, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 21, 2007

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  41

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                     PER SHARE
Sept. 27, 2006..............................................        $0.05373
Dec. 20, 2006...............................................         0.33277
March 26, 2007..............................................         0.04275
June 25, 2007...............................................         0.04197
Total.......................................................        $0.47122

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170
Total distributions.........................................        $1.05292

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.02300
Dec. 20, 2006...............................................         0.30260
March 26, 2007..............................................         0.00809
June 25, 2007...............................................         0.00902
Total.......................................................        $0.34271

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170*
Total distributions.........................................        $0.92441

--------------------------------------------------------------------------------

 42 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.02461
Dec. 20, 2006...............................................         0.30507
March 26, 2007..............................................         0.01124
June 25, 2007...............................................         0.00851
Total.......................................................        $0.34943

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170*
Total distributions.........................................        $0.93113

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.07177
Dec. 20, 2006...............................................         0.35031
March 26, 2007..............................................         0.06330
June 25, 2007...............................................         0.06217
Total.......................................................        $0.54755

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170*
Total distributions.........................................        $1.12925

CLASS R4**

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                       PER SHARE
Sept. 27, 2006..............................................        $0.06015
Dec. 20, 2006...............................................         0.33908
March 26, 2007..............................................         0.04949
June 25, 2007...............................................         0.04937
Total.......................................................        $0.49809

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170*
Total distributions.........................................        $1.07979

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  43

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           3.93%
      Dividends Received Deduction for corporations.........           1.61%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.34713
March 26, 2007..............................................         0.04171
June 25, 2007...............................................         0.04291
Total.......................................................        $0.43175

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58170*
Total distributions.........................................        $1.01345

  * The capital gain distribution of $0.58170 per share, payable Dec. 20, 2006, includes $0.03939 from net long-term capital gains at a rate of 25%.

 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 44 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  45

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 46 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  47

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  49

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

 50 RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                          RIVERSOURCE REAL ESTATE FUND -- 2007 ANNUAL REPORT  51

     RIVERSOURCE(R) REAL ESTATE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6281 F (8/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended June 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Sector Series, Inc. were as follows:

               2007 - $51,000;          2006 - $50,500

(b) Audit - Related Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Sector Series, Inc. were as follows:

               2007 - $487;             2006 - $354

(c) Tax Fees. The fees paid for the years ended June 30, to KPMG LLP for tax compliance related services for RiverSource Sector Series, Inc. were as follows:

               2007 - $5,650;           2006 - $15,587

(d) All Other Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered for RiverSource Sector Series, Inc. were as follows:

               2007 - $441;             2006 - $867

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 and 2006 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended June 30, by the registrant for non-audit services to KPMG LLP were as follows:

               2007 - $62,741;          2006 - $69,954

     The fees paid for the years ended June 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

               2007 - $56,650;          2006 - $53,500

(h) 100% of the services performed for item (g) above during 2007 and 2006 were pre-approved by the audit committee.

*    2006 represents bills paid 7/1/05 - 6/30/06

2007 represents bills paid 7/1/06 - 6/30/07

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Sector Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------
   Patrick T. Bannigan
   President and
   Principal Executive Officer

Date August 30, 2007


By /s/ Jeffrey P. Fox
   ---------------------------
   Jeffrey P. Fox
   Treasurer and
   Principal Financial Officer

Date August 30, 2007